Smith Barney
Money Funds, Inc.
3100 Breckinridge Blvd., Bldg. 200
Duluth, Georgia 30199-0062
(800) 544-5445



Smith Barney Money
Funds,Inc.
MARCH 1, 1996
Prospectus begins on page one
PR O S P E C T U S



Smith Barney Money Funds, Inc.
Cash Portfolio Prospectus
			March 1, 1996
3100 Breckinridge Blvd., Bldg. 200
Duluth, Georgia 30199-0062
(800) 544-5445
The Cash Portfolio (the "Portfolio") is one of the investment portfolios that currently comprise Smith Barney Money Funds, Inc. The Portfolio is a money market fund that invests in high quality money market instruments.
The Portfolio seeks to provide:
~ Daily Income
~ Convenience
~ Daily Liquidity
~ Stability of Net Asset Value
The Portfolio offers one Class of shares (Class A shares) to investors purchasing through Investments Representatives of PFS Investments Inc. ("PFS Investments"). In addition to Class A shares, the Portfolio offers Class C and Class Y shares to investors purchasing through Smith Barney Inc. ("Smith Barney"), a distributor of the Fund. Those shares have different expenses than Class A shares, which may affect performance.

		Shares of the Fund are not insured or guaranteed by the U.S. Government.
There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

	This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

	Additional information about the Fund is contained in a Statement of Additional Information dated February 16, 1996, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above, or by contacting a PFS Investments
Representative.

	The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

PFS Distributors, Inc.
Distributor
Smith Barney Mutual Funds Management Inc.
Investment Manager
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Smith Barney Money Funds, Inc.
Table of Contents

Fee Table
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Financial Highlights
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Investment Objectives and Policies
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Valuation of Shares
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Dividends, Automatic Reinvestment and Taxes
 -----------------------------------------------------------
Purchase of Shares
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Redemption of Shares
------------------------------------------------------------
Exchange Privilege
------------------------------------------------------------
Minimum Account Size
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Yield Information
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Management of the Fund
------------------------------------------------------------
Distributor
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Additional Information
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	------------------------------------------------------------------------
------------------------------------------------
	No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
------------------------------------------------------------------------
------------------------------------------------



Smith Barney Money Funds, Inc.
Fee Table (continued)

	The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Portfolio based on its operating expenses for its most recent fiscal year:

------------------------------------------------------------------------
-----------------------------------------
Shareholder Transaction Expenses

Sales Charge Imposed on Purchases			None
Sales Charge Imposed on Reinvested
  Dividends			None
Deferred Sales Charge			None*
Redemption Fee			None
Exchange Fee			None
------------------------------------------------------------------------
----------------------------------------
Annual Portfolio Operating Expenses

(as a percentage of average net
assets)
Management Fees			0.42%
12b-1 Fees			0.10
Other Expenses			0.10
TOTAL PORTFOLIO OPERATING
EXPENSES			0.62%
------------------------------------------------------------------------
----------------------------------------
 * Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual
Funds at net asset value subject to a contingent deferred sales charge
("CDSC"), remain subject to the original fund's CDSC while held in the Portfolio. See "Redemption of Shares-Contingent Deferred Sales Charge."
Example
	The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of
Shares," "Redemption of Shares," "Management of the Fund" and
"Distributor."
		1 Year     3 Years   5 Years
10  years
An investor would pay the following expenses on a $1,000
investment, assuming (1) 5.00% annual return and (2)
redemption at the end of each time period:
$6              $20        $35         $77

The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. This assumption is unrelated to the Portfolio's prior performance and is not a projection of future performance. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


Smith Barney Money Funds, Inc.
Financial Highlights
	The following information for the periods ended December 31 has been audited in conjunction with the annual audits of the financial statements of Smith Barney Money Funds, Inc. by KPMG Peat Marwick LLP,
independent auditors. The 1995 financial statements and the independent auditors' report thereon appear in the December 31, 1995 Annual Report to Shareholders.
For a share of Class A stock outstanding throughout each period:
 Year Ended         Net Asset	Dividends       Net Asset
  December 31,      Value,        Net   from Net         Value		 Net Assets
Beginning  Investment  Investment      End of   	Total
End of Year   Ratios to Average Net 	  of Year  Income	Income  Year   	Return
(in millions)            Assets
					                 Net Income
Expenses

1995  $1.00     $0.054	 $(0.054)   $1.00  5.53%     $22,969    5.39%  0.62%
1994  1.00       0.037   (0.037)    1.00  3.73       17,590    4.10   0.64
1993  1.00       0.026	  (0.026) 	  1.00  2.63        2,953    2.60   0.64
1992  1.00       0.033	  (0.033)    1.00 	3.31        2,841    3.17  	0.60
1991	 1.00      0.055	   (0.055)	   1.00 	5.66        1,784    5.55  	0.52
1990	 1.00      0.076	   (0.076)    1.00 	7.92        1,998    7.60  	0.52
1989	 1.00      0.086	   (0.086)	   1.00 	8.97        2,088    8.60 	 0.54
1988	 1.00      0.069	   (0.069)	   1.00 	7.15        1,379    6.93 	 0.58
1987	 1.00      0.061	   (0.061)	   1.00 	6.29        1,327    6.11 	 0.56
1986	 1.00      0.062	   (0.062)	   1.00 	6.37        1,230    6.21 	 0.60

Investment Objectives and Policies

The Portfolio's investment objectives are maximum current income and preservation of capital. The Portfolio seeks to achieve its objectives by investing in Bank Obligations and high quality Commercial Paper, Corporate Obligations and Municipal Obligations, in addition to U.S. Government Obligations and related repurchase agreements. The Portfolio has adopted certain investment policies to assure that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. In order to minimize fluctuations in market price the Portfolio will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

	The Portfolio's investments will be limited to United States dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs", securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or
(b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. The NRSROs currently designated as such by the SEC are Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services,
Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc.
and Thomson BankWatch.

	The following is a description of the types of money market instruments in which the Portfolio may invest:
Smith Barney Money Funds, Inc.
	Investment Objectives and Policies (continued)

	U.S. Government Obligations - Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including
Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Government National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit
Banks, Federal Land Banks, the Export-Import Bank of the U.S., the
Federal Housing Administration, the Federal Home Loan Mortgage
Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan
Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

Repurchase Agreements - The Portfolio may enter into repurchase agreement transactions with any broker/dealer or other financial institution, including the Fund's custodian, that is deemed creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement arises when the Portfolio acquires a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price and reflects an agreed-upon return unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Portfolio to invest temporarily available cash at no market risk. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price. The Portfolio's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited, or the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. The Portfolio as a matter of fundamental policy will not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

The following are permitted investments for the Portfolio:

	High Quality Commercial Paper - Promissory notes that have received the highest rating from the Requisite NRSRO for short-term debt securities or comparable unrated securities. The Portfolio may invest without limit in the commercial paper of foreign issuers.

	High Quality Corporate Obligations - Obligations of corporations that are: (1) rated AA or better by the Requisite NRSRO or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The Portfolio will invest only in corporate obligations with remaining maturities of 13 months or less.

	Bank Obligations - Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. Banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than
Smith Barney Money Funds, Inc.
Investment Objectives and Policies (continued)

	$100,000, that are purchased by the Fund, will not be fully insured. The Portfolio will not purchase fixed time deposits maturing in more than seven calendar days, and will limit its investment in fixed time deposits maturing from two business to seven calendar days to 10% of its total assets.

	The Portfolio intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. The Portfolio may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, Nassau, Tokyo and Toronto.
	High Quality Municipal Obligations - Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, are determined by the Manager to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length.
The purchase of these securities could enhance each Portfolio's yield.
The Portfolio will not invest more than 10% of its total assets in municipal obligations.
The Portfolio may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Portfolio may realize a gain or loss.

	Though it has never done so, as a matter of fundamental policy, the Portfolio may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Portfolio will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes.

The Portfolio's investments will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Portfolio. The market value of the obligations held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

	Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public information. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting
	Smith Barney Money Funds, Inc.
	Investment Objectives and Policies (continued)

	standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

	The Portfolio cannot change its investment objectives without the "vote of a majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "Act"). (See "Voting
Rights" in the Statement of Additional Information).

Valuation of Shares

	The net asset value per share of the Portfolio is determined as of 12 noon New York City time on each day that the New York Stock Exchange
("NYSE") is open by dividing the Portfolio's net assets ( i.e., the value of its assets less liabilities) by the total number of shares of outstanding. The Portfolio may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The Portfolio employs the amortized cost method of valuing portfolio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share. Dividends, Automatic Reinvestment and Taxes

The Portfolio declares a dividend of substantially all of its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and all short-term realized gains and losses on portfolio securities and is less premium amortized and expenses accrued. Income dividends are paid monthly and will automatically be reinvested in shares of the Portfolio unless a shareholder has elected to receive distributions in cash. If a shareholder redeems in full an account between payment dates, all dividends declared up to and including the date of liquidation will be paid at the end of the month in which the redemption occurs. Long-term capital gains, if any, will be distributed annually.

	It is the Portfolio's policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code with which it believes it complied during its last fiscal year. If so qualified, the Portfolio will not be subject to Federal income taxes to the extent that it distributes its taxable net income. For Federal income tax purposes, dividends (other than dividends derived from income on tax-exempt municipal obligations, if any) and capital gains distributions, if any, whether in shares or cash, are taxable to shareholders of the Portfolio. Under the Internal Revenue Code no portion of the Portfolio distributions will be eligible for the dividends received deduction for corporations.

Purchase of Shares

The Portfolio offers one Class of shares to investors purchasing through PFS Investments Representatives. Class A shares are sold to investors without an initial sales charge.

Initial purchases of Portfolio shares must be made through a PFS Investments Representative by completing the appropriate application found in the prospectus. The completed application should be forwarded to the PFS Shareholder Services (the Fund's "Sub-Transfer Agent"), 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30199-0062. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent.


Smith Barney Money Funds, Inc.
Purchase of Shares (continued)

The minimum initial investment is $1,000 and the minimum subsequent investment is $50, except for purchases through (a) Individual Retirement Accounts ("IRAs") and Self-Employed Retirement Plans, for which the minimum initial and subsequent investments are $250 and $50, respectively, and (b) retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for which the minimum initial and subsequent investments are $25. For the Fund's Systematic Investment Plan, the minimum initial and subsequent requirement is $25. There are no minimum investment requirements for employees of Travelers Group Inc. ("Travelers") and its subsidiaries, including Smith Barney, and Directors or Trustees of any of the Smith Barney Mutual Fundss, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent.

The Portfolio's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when the Sub-Transfer Agent receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of Portfolio shares are paid for in Federal funds, the order becomes effective on the day of receipt if received prior to 12 noon, New York time, on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Purchase orders received after 12 noon on any business day are effective as of the time the net asset value is next determined. When orders for the purchase of Portfolio shares are paid for other than in Federal funds, the Sub-Transfer Agent, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Sub-Transfer Agent. All shares purchased begin to accrue income dividends on the next business day following the day that the purchase order becomes effective.

Systematic Investment Plan

	Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment
Plan. Under the Systematic Investment Plan, the Sub-Transfer Agent is authorized through preauthorized transfers of $25 or more to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Portfolio account. A shareholder who has
	insufficient funds to complete the transfer will be charged a fee of up to $25 by PFS Distributors, Inc. ("PFS"), the Fund's distributor or the Sub-Transfer Agent.

Redemption of Shares

Shareholders may redeem for cash some or all of their shares of the Portfolio at any time by sending a written request in proper form directly to the Sub-Transfer Agent, PFS Shareholder Services, at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact the Sub-Transfer Agent at (800) 544-5445 or Spanish-speaking representatives at (800) 544-7278, or TDD Line for the Hearing Impaired at (800) 824-1721.
The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 45 days, or if the shareholder is a corporation, Smith Barney Money Funds, Inc.
Redemption of Shares (continued)

sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. A shareholder may utilize the Sub-Transfer Agent's FAX to redeem their account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the Sub-Transfer Agent at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach the Sub-Transfer Agent by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Portfolio's regular redemption procedure described above. Facsimile redemptions received by the Sub-Transfer Agent prior to 12:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.
In all cases, the redemption price is the net asset value per share of the Portfolio next determined after the request for redemption is received in proper form, by the Sub-Transfer Agent. Payment for shares redeemed will be made by check mailed within three days after acceptance by the Sub-Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check or draft, the Sub-Transfer Agent may hold the payment of the proceeds until the purchase check or draft has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

After following the above-stated redemption guidelines, a shareholder(s) may elect to have the redemption proceeds wire-transferred directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account with no changes within the previous 45 days), as long as the bank account is registered in the same name(s) as the account with the Portfolio. If the proceeds are not to be wired to the bank account of record, or mailed to the registered owner(s), a signature guarantee will be required from all shareholder(s). A $25 service fee will be charged by the Sub-Transfer Agent to help defray the administrative expense of executing a wire redemption. Redemption proceeds will normally be wired to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholders' bank account by his/her bank within 48 to 72 hours.

Contingent Deferred Sales Charge
Class A shares of the Cash Portfolio, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, such Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to PFS. The CDSC will be assessed based on an amount equal
	Smith Barney Money Funds, Inc.
Redemption of Shares (continued)
to the net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price in the original Fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

	In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney Mutual Funds, and such shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

	The CDSC on Class A shares, if any, will be waived on (a) exchanges (see "Exchange Privilege" below); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares-Automatic Cash Withdrawal Plan"): (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age
591/2; (e) involuntary redemptions; and (f) redemptions of shares in connection with a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney
Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

	CDSC waivers will be granted subject to confirmation by PFS of the shareholder's status or holdings, as the case may be.

Automatic Cash Withdrawal Plan

The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000.
The withdrawal plan will be carried over on the exchanges between funds. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Sub-Transfer Agent.

Exchange Privilege

	Except as otherwise noted below, Class A shares may be exchanged for Class A shares of the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made and a sales charge differential may apply.


Smith Barney Money Funds, Inc.
Exchange Privilege (continued)

Fund Name

Smith Barney Appreciation Fund Inc.

Smith Barney Growth Opportunity Fund

Smith Barney Concert Series Inc.
	The Balanced Portfolio
	The Conservative Portfolio
	The Growth Portfolio
	The High Growth Portfolio
	The Income Portfolio

Smith Barney Investment Grade Bond Fund

		Class A shares of the Portfolio will be subject to the appropriate "sales charge differential" upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge. The "sales charge differential" is limited to a percentage rate no greater than the excess of the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange over the sales charge rate(s) actually paid on the mutual fund shares relinquished in the exchange and on any predecessor of those shares. For purposes of the exchange privilege, shares obtained through automatic reinvestment of dividends and capital gains distributions are treated as having paid the same sales charges applicable to the shares on which the dividends or distributions were paid; however, if no sales charge was imposed upon the initial purchase of the shares, any shares obtained through automatic reinvestment will be subject to a sales charge differential upon exchange.

		Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The investment manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event the Portfolio may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination by the Portfolio, PFS will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual
Funds listed under "Exchange Privilege," which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Exchanges will be processed at the net asset value next determined, plus any applicable sales charge differential. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. These exchange privileges are available to shareholders resident in any state in which the fund shares being acquired may legally be sold. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Smith Barney Money Funds, Inc.
Exchange Privilege (continued)

Check Writing Privilege

A shareholder holding shares for which certificates have not been issued may appoint the Fund's Sub-Transfer Agent as agent and request, on the application form, special forms of drafts payable through Fidelity National Bank ("Fidelity"). The Sub-Transfer Agent issues these drafts on behalf of the Portfolio in books of ten drafts, for which there is a charge by PFS of $7.50 per book. These drafts may be made payable by the shareholder to the order of any person in any amount of $250 or more. When a draft is presented to Fidelity for payment, full and fractional shares required to cover the amount of the draft will be redeemed from the shareholder's account by the Sub-Transfer Agent at the next determined net asset value. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares". Drafts will not be honored for redemption of shares held less than fifteen (15) days, or until the Sub-Transfer Agent is presented with satisfactory evidence that the purchase check has cleared. Any shares for which there are outstanding certificates may not be redeemed by draft. If the amount of the draft is greater than the proceeds of all uncertificated shares held in the shareholder's account, the draft will be returned and the shareholder may be subject to additional charges imposed by banks. A shareholder may not liquidate the entire account by means of a draft. The check writing privilege may be terminated or suspended at any time by PFS or Fidelity. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on the checks. Fidelity will only honor those drafts authorized by PFS.

Minimum Account Size

	The Fund reserves the right to redeem involuntarily any shareholder's account in the Portfolio if the aggregate net asset value of the shares held in the Portfolio account is less than $500. Any applicable CDSC will be deducted from the proceeds of this redemption. (If a shareholder has more
	than one account in the Portfolio, each account must satisfy the minimum account size.) Before the Board of Directors of the Fund elects to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary redemption.

Yield Information

	From time to time the Fund may advertise the yield and effective yield of the Portfolio. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Portfolio or a Class refers to the net investment income generated by an investment in the Portfolio or the Class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

Management of the Fund

Board of Directors

Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The Statement of Additional
	Smith Barney Money Funds, Inc.
Management of the Fund (continued)
Information contains background information regarding each Director and executive officer of the Fund.
Manager

	Smith Barney Mutual Funds Management Inc. ("SBMFM" or "the Manager") was incorporated in 1968 under the laws of Delaware. It is a wholly-owned subsidiary of Smith Barney Holdings Inc., the parent company of Smith
Barney. Smith Barney Holdings Inc. is a wholly-owned subsidiary of Travelers Group Inc., which is a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services.

	SBMFM, Smith Barney and Smith Barney Holdings Inc. are each located at 388 Greenwich Street, New York, New York 10013. SBMFM is also the investment manager for numerous other investment companies having aggregate assets as of December 31, 1995 of approximately $68 billion.
For the Fund's last fiscal year ended November 30, 1995 the management fee was 0.42% of the Portfolio's average daily net assets. The
Portfolio's management agreement provides for daily compensation of the Manager at the following annual rates: 0.45% on the first $6 billion of the Portfolio's net assets, 0.425% on the next $6 billion, 0.40% on the next $6 billion and 0.35% on net assets in excess of $18 billion.
	Under the management agreement SBMFM is responsible for furnishing or causing to be furnished to the Portfolio advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of the Portfolio, bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund.

	The term "Smith Barney" in the title of the Fund has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

Distributor

PFS is located at 3100 Breckinridge Boulevard, Duluth, Georgia 30199-0001. PFS distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring PFS to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), PFS is paid an annual service fee with respect to Class A shares of the Fund at the annual rate of 0.10% of the average daily net assets of the Class A shares. The fees are paid to PFS which in turn pays PFS Investments to pay its Investments Representatives for servicing shareholder accounts for as long as a shareholder remains a holder of the Class. The servic fee is credited at a rate of 0.10% of the average balance of Class shares held in the accounts of customers of Investments Representatives. The service fee is also spent by PFS to cover payments to and expenses of PFS Investments Representatives and other persons who provide shareholder services. Shareholder servicing expenses incurred by PFS Investments but not reimbursed by a Class in any year will not be a continuing liability of the Class in subsequent years.




	Smith Barney Money Funds, Inc.
Management of the Fund (continued)

From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of the Fund.

		Additional Information

		The Fund, an open-end, diversified investment company, was incorporated under Maryland law on May 28, 1974. The Board of Directors has
authorized the issuance of four series of shares, each representing shares in one of four separate Portfolios - the Cash Portfolio, the
Government Portfolio, the Retirement Portfolio and the U.S. Treasury
Portfolio - and may also authorize the creation of additional series of shares. Each share of a Portfolio or Class represents an equal proportionate interest in the net assets of that Portfolio or Class with each other share of the same Portfolio or Class and is entitled to such dividends and distributions out of the net income of that Portfolio or
Class as are declared in the discretion of the Board. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by Portfolio or Class except as otherwise required by the Act or
Maryland law. As described under "Voting Rights" in the Statement of
Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors and the Fund will assist shareholders in calling such a meeting as required by the Act.

PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Portfolio's investments.
	First Data Investor Services Group, Inc. located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.
	PFS Shareholder Services is located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062 and serves as the Fund's Sub-Transfer
Agent.
The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report.
In addition, the Fund also plans to consolidate the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their account should contact their PFS
Investments Representative or the Fund's Transfer agent.